UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 10, 2006
                                ----------------
                 Date of Report (Date of earliest event reported)


                            ECHELON ACQUISITION CORP.
                            -------------------------
              (Exact name of registrant as specified in its charter)


           Delaware                000-50977            Not applicable
           --------                ---------            --------------
(State or other jurisdiction of (Commission File (IRS Employer Identification
        incorporation)              Number)                  No.)


              492 Andrew Avenue, Encinitas, California       92024
              ----------------------------------------       ------
              (Address of principal executive offices)     (Zip Code)


                                  760-436-4727
                                  ------------
               Registrant's telephone number, including area code


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

(a) On January 17, 2006, Coast To Coast Financial International, Inc., a US Virgin Islands Corporation with an address at Corporate Place, 5600 Royal Dane Mall, St. Thomas, USVI 00802 and offices at 492 Andrew Avenue, Encinitas, California 92024, acquired 11,500,000 restricted common shares of Echelon Acquisition Corp. (the "Registrant") from William Tay in a private purchase transaction. On January 19, 2006, Wang Hui acquired 11,065,600 shares from Coast To Coast Financial International, Inc. in a private purchase transaction. Wang Hui became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Echelon Acquisition Corp. nominated Wang Hui to the Board of Directors and all former officers and directors resigned. Wang Hui was then named President, Secretary and Treasurer of Echelon Acquisition Corp.

Prior to the sales, the Company had 11,648,000 shares of common stock issued and outstanding.

Copies of the Share Purchase Agreements reflecting the sales  of the 11,500,000
and  11,065,600  shares  are  attached  hereto  as  exhibits.    The  foregoing
description is modified by such reference.

(b) The following table sets forth, as of the date of this report, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                    Name and Address of      Amount and Nature of  Percent of
Title of Class                      Beneficial Owner (1)     Beneficial Ownership  Class (2)
----------------------------------  -----------------------  --------------------  -----------

Common Stock                        Wang Hui                           11,065,600        95.0%
                                    2-103/105 World Trade
                                    Mission, No. 16B
                                    Dongsanhaunzhong Rd.,
                                    Chaoyang District,
                                    Beijing 100022 China

Common Stock                        All Officers and
                                    Directors as a Group
                                    (1 person)                         11,065,600        95.0%
                                                                       ==========  ===========

--------------------------
  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
  (2)   Based upon 11,648,000 shares issued and outstanding.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

a) On January 17, 2006, in connection with the Share Purchase Agreement referenced in Item 5.01 above, William Tay, the Company's Director and the sole Officer at that time, appointed B. Chris Schwartz as an additional Director. Immediately after such appointment, Mr. Tay tendered his resignation, which the Company then accepted, leaving B. Chris Schwartz to serve as the Company's sole Officer and Director. Mr. Tay's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.

b) On January 19, 2006, in connection with the Share Purchase Agreement referenced in Item 5.01 above, B. Chris Schwartz, the Company's Director and the sole Officer at that time, appointed Wang Hui as an additional Director. Immediately after such appointment, B. Chris Schwartz tendered his resignation, which the Company then accepted, leaving Wang Hui to serve as the Company's sole Officer and Director. B. Chris Schwartz resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(a)  Financial Statements of Business Acquired.

       Not applicable.

(b)  Pro Forma Financial Information.

       Not applicable.

(c)  Exhibits.

       1.1. Share Purchase Agreement and Escrow Agreement between William Tay and Coast To Coast Financial International, Inc., dated as of January 10, 2006.

       1.2.  Share  Purchase  Agreement  between  Coast   To   Coast  Financial
International, Inc. and Wang Hui dated as of January 8, 2006.





                                  SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ECHELON ACQUISITION CORP.


DATE: April 10, 2006                          By: /s/ Wang Hui
                                              -------------------------------
                                                  Wang Hui
                                                  President

EXHIBIT 1.1

                           SHARE PURCHASE AGREEMENT

This Agreement made as of the 10th day of January, 2006 ("Agreement"), by and between WILLIAM TAY, with an address at P.O. Box 42198, Philadelphia, Philadelphia, PA 19101 ("Seller"), and COAST TO COAST FINANCIAL INTERNATIONAL, INC., a United States Virgin Islands Corporation with an address at Corporate Place, 5600 Royal Dane Mall, St. Thomas, USVI 00802 and offices at 492 Andrew Avenue, Encinitas, California 92024 ("Purchaser") as agent for Ann Wang.


                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 11,648,000 Common Shares, par value $.001 par value (the "Shares"), of ECHELON ACQUISITION CORP., a Delaware corporation ("Corporation"), which Corporation has 11,648,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase 11,500,000 of the Shares from Seller, which constitutes 98.7% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 11,500,000 of Seller's Shares for a total price of Forty-Five Thousand and 00/100 Dollars ($45,000.00) (the "Purchase Price").

       2. Closing. The purchase and sale of the Shares shall take place on January 17, 2006; at the offices of Jon Backman, Esq, attorney at law acting as Escrow Agent with offices at 117 North Center Street, Bloomington, Illinois 61701 (which time and place are designated as the "Closing"). The Escrow Agent shall confirm to the Seller at or prior to the signing of this Agreement that an Escrow Account has been opened and fully funded in accordance with the Escrow Agreement attached herewith as Exhibit B which specifies that at Closing, the Escrow Agent shall deliver to Seller by wire transfer to an account to be designated by Seller, the Purchase Price in the amount of Forty Five Thousand and 00/100 Dollars ($45,000.00), and Escrow Agent shall deliver on behalf of the Seller the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); (D) written resignations of incumbent directors and officers of the Corporation, and (E) a certificate of good standing from the Secretary of State of Delaware dated no later than four days prior to closing. All such documents shall be delivered to the Escrow Agent as called for in the Escrow Agreement by no later than the day before Closing following notice of the completion of due diligence of items as defined in Section 3 herewithin and confirmation of Closing which shall be delivered to the Escrow Agent by the Purchaser and by the Seller three days prior to Closing. Such notice date is expected to be on January 15, 2005. The Closing shall take place the day following the receipt of the Seller's documents if received later than January 16, 2005.

       3.    Representations  and  Warranties  of  Seller.   Seller,   as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB that became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.
       (iv) Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;
       (v) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (vi) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;
       (vii) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;
       (viii)No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has  and  will  be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Articles of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.
       (xv) A Certificate of Good Standing by the Secretary of State of Delaware will be delivered dated within four days of the Closing.

       4.    Representations  and  Warranties of Purchaser.   Purchaser  hereby
represents and warrants to Seller that:

       (i)   Purchaser has the power  and authority to execute and deliver this
                    Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii)  The execution, delivery  and  performance  of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,
       (iv)  Purchaser is purchasing  the Shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v)   The  Purchaser  is  an "accredited investor" as defined under Rule
                    501 under the Securities Act.
       (vi)  Purchaser hereby agrees  that  such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       5. Mutual Covenant. The Purchaser and the Seller each agree to hold harmless the Escrow Agent in the execution of his duties under the Escrow Agreement and each shall use their best efforts to execute the confirmation and complete the Closing within the time stated within this Agreement.

       6. Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             William Tay
                                        P.O. Box 42198
                                        Philadelphia, PA 19101

                    Purchaser:          Coast to Coast Financial
                                        International, Inc.
                                        B. Chris Schwartz
                                        492 Andrew Avenue
                                        Encinitas, California 92024

       7. Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of Pennsylvania. The parties herein waive trial by jury. In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8.    Conditions  to  Closing.   The  Closing is  conditioned  upon  the
fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10. Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11. Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12. Gender and Number; Section Headings. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13. Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14. Assignment. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15. Closing Documents. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16. Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17. Facsimile Signatures. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18. Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        Coast to Coast Financial
                                        International, Inc.

                                        /s/ B. Chris Schwartz
                                        -------------------------------------
                                        By: B. Chris Schwartz



                                        /s/ William Tay
                                        -------------------------------------
                                        By: William Tay

                               ESCROW AGREEMENT

           THIS ESCROW AGREEMENT ("Agreement") is entered into this 10th day of January 2006 by and between COAST TO COAST FINANCIAL INTERNATIONAL INC., A US Virgin Islands Corporation (hereinafter "CtoC") as the party of the first part and WILLIAM TAY as the party of the second part (hereinafter "WT") and JON BACKMAN, ESQ. a licensed attorney in the State of Illinois with Illinois attorney registration number 6196243, in his capacity as Escrow Agent (hereinafter "Escrow Agent").

                                      WITNESSETH:

       A. CtoC is a corporation organized, existing, and in good standing under the laws of the US Virgin Islands and is the proposed purchaser from WT of 11,500,000 shares representing ninety-eight point seven percent (98.7%) of the issued shares of stock of a SEC fully reporting US company called Echelon Acquisition Corp ("Company"). Brian Schwartz is the principal officer of CtoC.

       B. WT is the owner of 98.7% of the issued shares of the Company which will be sold to CtoC pursuant to the Share Purchase Agreement attached herewith as Exhibit A.

       C. In consideration of the proposed sale of 98.7% of the issued shares of the Company by WT to CtoC, CtoC has caused forty five thousand US dollars (US$45,000) (hereinafter "The Funds") to be deposited in an Escrow Account held and managed by the law offices of Jonathan A. Backman, Esq. pursuant to the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1.0 The parties appoint Jonathan A. Backman, Esq. as Escrow Agent pursuant to the provisions set forth in this Agreement and concurrent with the execution hereof, CtoC shall cause The Funds as delivered to the Escrow Agent to be held pursuant to the terms of this Agreement.

       2.0 WT and CtoC must notify the Escrow Agent three days prior to the projected closing date that the due diligence is complete and the transaction is to proceed to closing. The next following business day WT shall convey the appropriate documents as called for in the Share Purchase Agreement to the Escrow Agent to prepare for the Closing which shall take place the day following the Escrow Agent's receipt of all documents and records defined in the Share Purchase Agreement.

       3.0 The day following the receipt of the documents called for in the Share Purchase Agreement, as attached as Exhibit A, and following the notification by CtoC and WT that a closing is to commence, The Escrow agent shall then concurrently pay forty-five thousand US dollars (US$45,000) of The Funds to WT by wire transfer to an account identified by WT and release the shares and corporate records to CtoC which shall then be declared the "Closing" and after which WT releases any claim to ownership of the 11,500,000 shares of Echelon Acquisition Corp conveyed to CtoC.

       4.0 All notices required, permitted or otherwise sent in connection with this Escrow Agreement shall be in writing and by express mail either DHL or FEDEX, return receipt requested, to the parties at the following addresses within three business days of the notice being sent by fax or electronic communication:

Coast to Coast Financial International, Inc.
C/O  B. Chris Schwartz
  492 Andrew Avenue
  Encinitas, Ca 92024
  Phone: (760) 274-536     Fax:  (760) 436-4727
         brianschwartzc2c@hotmail.com

  William Tay
  As an Individual
  P.O. Box 42198,
  Philadelphia, PA 19101
  Phone:                                  Fax:


Escrow Agent:                    Jonathan A Backman, Esq
                                 Law Office of Jonathan A. Backman
                                 117 North Center Street
                                 Bloomington, IL 61701
                                 Phone: (309) 820-7420
                                 Fax: (309) 820.7430
                                 Email address: jbackman@backlWToffice.com


       Any notice or request for any action under the escrow agreement shall be made to Jonathan A. Backman, Esq. and Andy Gu, Esq. Any notice which is hand delivered shall be effective upon the date it is hand delivered. Any notice sent by DHL or FEDEX shall be effective on the date it is collected by DHL or FedEx following a fax or electronic communication of the notice with acknowledged receipt. Notices sent by fax or electronic communication shall be considered valid and true if followed by a written communication as defined above.

       6.0 It is expressly understood that Escrow Agent acts hereunder as a depository only and it shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it or for the form of execution of any such instruments or for the identity, authority or rights of any parties executing or depositing the same.

       7.0 The parties hereto agree to indemnify and hold harmless Escrow Agent against loss, liability, costs, claims, damages, demands, actions, causes of action, and suits arising out of or in any manner related to Escrow Agent acting as the depository, including but not limited to attorney's fees and court costs, excluding however the gross negligence of Escrow Agent in its actions under this Agreement.

       8.0 Escrow Agent shall not be required to take notice of any default by any of the parties hereto or to take any action with respect to such default which, in its opinion, involves any actual or potential expense or liability to it unless notice in writing of such default is given to it and it is indemnified in advance in a manner satisfactory to it against such expense or liability. The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or for its enforcement or to appear in, prosecute or defend any action or legal proceeding, which, in its opinion, would or might involve it in any cost, expense, loss or liability, unless, and as often as reasonably required by it, the Escrow Agent shall be furnished with security and indemnity satisfactory to it against all such costs, expenses, loss or liability. The Escrow Agent shall not be held liable for payments made if there is a delay or administrative failure in the receipt of any notice of termination.

       9.0 The Escrow Agent shall incur no liability in acting upon any signature, notice, request, waiver, consent, receipt of other paper or document believed by it to be genuine, and it may assume that any person purporting to give it any notice or advice in accordance with the provisions hereof has been duly authorized to do so, and the undersigned hereby jointly and severally indemnify and agree to hold and save the Escrow Agent harmless from and against any and all loss, damage, cost or expense it may suffer or incur as depository hereunder, unless caused by its willful refusal or willful failure to act pursuant to the terms hereof.

       10.0 Escrow Agent shall not be bound by or charged with notice of any transfer or assignment of any interest herein or in the subject matter hereof, in whole or in part, made by any of the parties hereto, or their successors or assigns, until written notice thereof is delivered to him and the other parties hereto is obtained.

       11.0 This Agreement may not be changed or modified except with the joint written authorization of the parties hereto and the Escrow Agent as depository.

             12.0 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, legal representatives, and assigns and supersedes all previous Escrow Agreements. This Agreement may be in counterparts and may be executed and delivered by facsimile transmission.

             13.0 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

       1.0  The Escrow Account shall be held at:

       Heartland Bank and Trust
       201 Main Street
       Bloomington, IL  61701
       Routing Number:  071112066
       Account Number:  11000213 (Trust Savings Account)
       Account Name:  Jonathan A. Backman LWT Firm

       IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.


                          _____________________________________
                          William Tay

                          Dated: _______________________________



                          ________________________________________
                          Brian Schwartz on behalf of Coast to Coast Financial International, Inc.

                          Dated: January 10, 2006



                          _____________________________________
                          Jonathan A Backman, Esq.  as Trustee

                          Dated: _______________________________

EXHIBIT 1.2

                           SHARE PURCHASE AGREEMENT

This Agreement made as of the 8th day of January, 2006 ("Share Purchase Agreement" or "SPA"), by and between COAST TO COAST FINANCIAL INTERNATIONAL, INC., a United States Virgin Islands Corporation with an address at Corporate Place, 5600 Royal Dane Mall, St. Thomas, USVI 00802 and offices at 492 Andrew Avenue, Encinitas, California 92024 ("Seller") and HUI WANG, a Chinese national with an address at 2-103/105 World Trade Mission, No. 16B Dongsanhaunzhong Rd.,Chaoyang District, Beijing 100022 China ("Purchaser").


                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 11,496,000 Common Shares, par value $.001 par value (the "Shares"), of ECHELON ACQUISITION CORP., a Delaware corporation ("Corporation"), which Corporation has 11,648,000 shares of common stock, issued and outstanding as of the date of this SPA, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase 11,065,600 of the Shares from Seller, which constitutes 95.0% of the Corporation's issued and outstanding shares as of the date of this SPA and at Closing and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this SPA, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. Purchase and Sale of Shares. Subject to the terms and conditions of this Share Purchase Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 11,065,600 of Seller's Shares for a total price of One Hundred Eighty Thousand and 00/100 Dollars ($180,000.00) (the "Purchase Price").

       2. Closing. The purchase and sale of the Shares shall take place on January 17, 2006; at the offices of Jon Backman, Esq, attorney at law acting as Escrow Agent with offices at 117 North Center Street, Bloomington, Illinois 61701 (which time and place are designated as the "Closing"). The Escrow Agent shall confirm to the Seller at the signing of this SPA that an Escrow Account has been opened and fully funded and instructions have been issued that at Closing, the Escrow Agent shall deliver to Seller by wire transfer to an account to be designated by Seller the amount of One Hundred Sixty-Five Thousand Dollars and 00/100 ($165,000.00), and maintain a retainer of Fifteen Thousand Dollars and 00/100 ($15,000.00) to be reserved for Baxter & Lewis, and the Escrow Agent shall deliver on behalf of the Seller the following to
Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation. All such documents shall be delivered to the Escrow Agent by the Seller by no later than the day before Closing. Such delivery shall follow the completion of due diligence and expiration of the due diligence period which shall be at midnight Pacific Standard Time on January 15, 2006 which represents seven days from the date of this Share Purchase Agreement ("the Record Date"). The Closing shall take place the day following the receipt of the Seller's documents if received later than January 16, 2005.

       3.    Representations  and  Warranties  of   Seller.   Seller,  as  sole
director and officer of Corporation, hereby represents and warrants to Purchaser that:

       (i) Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted. Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake any actions herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB that became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.
       (iii) Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.
       (iv) Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;
       (v) There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation. Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;
       (vi) The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;
       (vii) The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit-sharing plans;
       (viii)No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has  and  will  be conducted in accordance with all applicable laws, rules, regulations, judgments. Neither the execution, delivery or performance of this Agreement (A) violates the Corporation's by-laws, Articles of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x) Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi) This Share Purchase Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       4. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

       (i)   Purchaser has the power and authority to  execute and deliver this
                    Share Purchase Agreement, to perform her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii)  The execution, delivery and performance of this  Agreement  is  in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,
       (iv)  Purchaser is purchasing the Shares solely  for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v)   The Purchaser is an "accredited  investor"  as  defined under Rule
                    501 under the Securities Act.
       (vi)  Purchaser  hereby agrees that such shares are restricted  pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       5. Mutual Covenant. The Purchaser and the Seller each agree to hold harmless the Escrow Agent in the execution of his duties and each of Purchaser and Seller hereby covenant to the other to use their best efforts to complete due diligence by January 15, 2006 and complete the Closing on January 17, 2006 unless material issues are found that contravene Section 3 herewithin.

       6. Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             Coast to Coast Financial
                                        International, Inc.
                                        B. Chris Schwartz
                                        492 Andrew Avenue
                                        Encinitas, California 92024

                    Purchaser:          Hui Wang
                                        2-103/105 World Trade Mission
                                        No. 16B Dongsanhaunzhong Rd.
                                        Chaoyang District
                                        Beijing 100022 China

       7. Governing Law. This SPA shall be interpreted and governed in accordance with the laws of the State of Illinois. The parties herein waive trial by jury. In the event that litigation results or arise out of this SPA or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8. Conditions to Closing. The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects and verification by the Escrow Agent that CtoC is the record owner of the Corporation as of the date of Closing.

       9. Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision within this SPA shall in no way affect any other term, covenant, condition or provision contained herein, which shall remain in full force and effect.

       10. Entire Agreement. This Share Purchase Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11. Invalidity. If any paragraph of this SPA shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, Paragraph, section or part of this SPA.

       12. Gender and Number; Section Headings. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13. Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14. Assignment. Neither party may assign this SPA without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15. Closing Documents. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this SPA. This paragraph shall survive the Closing.

       16. Exclusive Agreement; Amendment. This SPA supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17. Facsimile or Electronic Scanned Signatures. Execution of this SPA and delivery of signed copies thereof by facsimile signatures or by an electronically scanned signed copy of this SPA from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18. Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                 COAST TO COAST FINANCIAL INTERNATIONAL, INC.


                                        /s/ B. Chris Schwartz
                                        -------------------------------------
                                        By: B. Chris Schwartz

                                        /s/ Hui Wang
                                        -------------------------------------
                                        By: Hui Wang